Exhibit 99.2
Quarterly Financial Supplement
For the six months ended
June 30, 2008
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Section	Page
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Significant Accounting Policies	2.4
Other Real Estate Information	2.5
Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions	4.2
Dispositions	4.3
Development Projects	4.4
Development Delivery and Funding Schedules	4.5
Expansion and Redevelopment Projects	4.6

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
(Property list available at www.ddr.com under Investor Relations)
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2007.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5500
	216-755-5500	mdawson@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $0.82 FOR THE QUARTER ENDED JUNE 30, 2008
CLEVELAND, OHIO, July 24, 2008 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant shopping centers, today reported operating results for the second quarter ended June 30, 2008.
•	Funds From Operations (“FFO”) per diluted share was $0.82 and net income per diluted share was $0.25 for the three-month period ended June 30, 2008, as compared to the prior-year comparable period of $1.26 and $0.89, respectively. The decrease in FFO and net income per share for the three-month period ended June 30, 2008, is primarily related to a reduction in the amount of transactional income associated with gains on sale of real estate in 2008 as compared to 2007.
•	FFO per diluted share was $1.65 and net income per diluted share was $0.52 for the six-month period ended June 30, 2008, as compared to the prior-year comparable period of $2.18 and $1.33, respectively. The decrease in FFO and net income per share for the six-month period ended June 30, 2008, is primarily related to the release of certain tax reserves in the first quarter of 2007 and a reduction in the amount of transactional income described above.
•	Executed leases during the second quarter totaled approximately 2.2 million square feet, including 173 new leases and 271 renewals.
•	On a cash basis, base rental rates increased 10.2% on new leases, 8.6% on renewals and 8.9% overall.
•	Core portfolio leased percentage at June 30, 2008 was 95.5%.
•	Same store net operating income (“NOI”) for the quarter increased 2.5% over the prior-year comparable period.
Scott Wolstein, Developers Diversified’s Chairman of the Board and Chief Executive Officer, commented, “We are pleased to announce this quarter’s financial results, which reflect the consistency and stability of our portfolio and operating platform. Despite a challenging macro environment, the fundamentals of our business remain sound. We have addressed virtually all of our

2008 consolidated and joint venture maturities and are in discussions with lenders regarding our 2009 maturities as well.”
Mr. Wolstein continued, “While we have refined our leasing development, investment and financing strategies to reflect a more conservative stance given current market conditions, we continue to see increasingly attractive investment opportunities. We are concentrating our investments in the highest yielding opportunities on a risk-adjusted basis with a focus towards maintaining considerable balance sheet strength at the same time. With that in mind, we are reaffirming our 2008 FFO per share guidance of $3.95 to $4.05 per share.”
Financial Results:
Net income applicable to common shareholders was $29.4 million, or $0.25 per share (diluted and basic), for the three-month period ended June 30, 2008, as compared to $111.4 million, or $0.89 per share (diluted) and $0.90 per share (basic), for the prior-year comparable period. The decrease in net income for the three-month period ended June 30, 2008, is primarily related to a reduction in the amount of transactional income (gains on disposition of real estate of approximately $62.8 million and promoted income from joint venture interests of approximately $14.3 million) earned during the same period in 2007 and the transfer of 62 assets to unconsolidated joint venture interests and the sale of 61 assets to third parties in 2007.
For the three-month periods ended June 30, 2008 and 2007, FFO per share was $0.82 (diluted and basic) and $1.26 (diluted) and $1.27 (basic), respectively. FFO applicable to common shareholders was $99.1 million for the three-month period ended June 30, 2008, as compared to $159.3 million for the three-month period ended June 30, 2007. The decrease in FFO for the three-month period ended June 30, 2008, is primarily a result of the same factors impacting net income as described above.
Net income applicable to common shareholders was $62.2 million, or $0.52 per share (diluted and basic), for the six-month period ended June 30, 2008, as compared to $160.2 million, or $1.33 per share (diluted) and $1.34 per share (basic), for the prior-year comparable period. The decrease in net income for the six-month period ended June 30, 2008, is primarily related to the release of certain tax reserves in the first quarter of 2007, a reduction in the amount of transactional and promoted income and 2007 asset sales as described above.
For the six-month periods ended June 30, 2008 and 2007, FFO per share was $1.65 (diluted and basic) and $2.18 (diluted) and $2.19 (basic), respectively. FFO applicable to common shareholders was $198.7 million for the six-month period ended June 30, 2008, as compared to $265.4 million for the six-month period ended June 30, 2007. The decrease in FFO for the six-month period ended June 30, 2008, is primarily a result of the same factors impacting net income as described above.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results from the second quarter ended June 30, 2008 highlight continued strong leasing activity throughout the portfolio:
•	Executed 173 new leases aggregating 0.7 million square feet and 271 renewals aggregating 1.5 million square feet.

•	On a cash basis, rental rates on new leases increased 10.2% and rental rates on renewals increased 8.6%. Overall, rental rates for new leases and renewals increased 8.9%.

•	Total portfolio average annualized base rent per occupied square foot, excluding Brazil, as of June 30, 2008 was $12.41, as compared to $12.16 at June 30, 2007.

•	Core portfolio leased rate was 95.5% as of June 30, 2008, as compared to 95.9% at June 30, 2007.
Total annual recurring leasing capital expenditures for the Company and its joint ventures are estimated to be approximately $29 million ($0.25 per square foot of owned GLA) in 2008 calculated based on 100% of the funding.
Dispositions:
In the second quarter of 2008, the Company sold two shopping center assets, aggregating approximately 0.2 million square feet for aggregate sales proceeds of $19 million and recorded an aggregate gain of approximately $1.1 million.
Macquarie DDR Trust Share Purchase:
In February 2008, the Company began purchasing units of Macquarie DDR Trust (“MDT”), an Australian-based Listed Property Trust sponsored by Macquarie Bank Limited (ASX: MBL), an international investment bank, advisor and manager of specialized real estate funds. MDT is DDR’s joint venture partner in the DDR Macquarie Fund LLC joint venture (the “Fund”). Through the combination of its purchase of the units in MDT and its direct and indirect ownership of the Fund, DDR has an approximate 20.3% economic interest in the Fund at June 30, 2008. Through June 30, 2008, the Company has purchased 62.9 million MDT units in open market transactions at an aggregate cost of approximately $29.3 million.

Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected	Initial
	Owned	Net Cost	Anchor
Location	GLA	($ Millions)	Opening *	Description
Ukiah (Mendocino), California **	227,500	$66.2	2H 10	Mixed Use
Guilford, Connecticut	146,396	47.6	2H 09	Lifestyle Center
Miami (Homestead), Florida	275,839	74.9	2H 08	Community Center
Miami, Florida	400,685	142.6	2H 06	Mixed Use
Boise (Nampa), Idaho	450,855	123.1	2H 07	Community Center
Boston (Norwood), Massachusetts	72,340	25.5	2H 09	Community Center
Boston, Massachusetts (Seabrook, New Hampshire)	215,905	57.5	2H 09	Community Center
Elmira (Horseheads), New York	350,987	53.0	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	81,780	17.9	2H 09	Community Center
Austin (Kyle), Texas **	443,092	77.2	2H 09	Community Center

Total	2,665,379	$685.5

*	1H = First Half, 2H = Second Half; either actual or anticipated

**	Consolidated 50% Joint Venture
At June 30, 2008, approximately $423.9 million of costs were incurred in relation to the Company’s ten wholly-owned and consolidated joint venture development projects under construction.
In addition to these current developments, the Company and its joint ventures intend to commence construction on various other developments, including several international projects. The Company has also identified several additional potential development opportunities. While there are no assurances any of these projects will be undertaken, they provide a source of potential development projects over the next several years. As of June 30, 2008, the projected unleveraged GAAP return on the Company’s aggregate development and redevelopment pipeline is approximately 10%.
Unconsolidated Joint Venture Development:
The Company’s unconsolidated joint ventures have the following shopping center projects under construction. At June 30, 2008, approximately $349.2 million of costs had been incurred in relation to these development projects.

	DDR's
	Effective		Expected	Initial
	Ownership	Owned	Net Cost	Anchor
Location	Percentage	GLA	($ Millions)	Opening*	Description
Kansas City (Merriam), Kansas	20.0%	202,116	$46.8	2H 08	Community Center
Detroit (Bloomfield Hills), Michigan	10.0%	882,197	192.5	2H 09	Lifestyle Center
Dallas (Allen), Texas	10.0%	797,665	171.2	1H 08	Lifestyle Center
Manaus, Brazil	47.4%	477,630	119.3	1H 09	Enclosed Mall

Total		2,359,608	$529.8

*	1H = First Half, 2H = Second Half; either actual or anticipated
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned and consolidated joint venture shopping centers at a projected aggregate net cost of approximately $122.1 million. At June 30, 2008, approximately $79.5 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Akron (Stow), Ohio	Redevelop former K-Mart space and develop new outparcels
Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s unconsolidated joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $453.1 million, which includes original acquisition costs related to assets acquired for redevelopment. At June 30, 2008, approximately $396.4 million of costs had been incurred in relation to these projects. The following is a summary of these joint venture redevelopment and expansion projects:

	DDR's
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20.0%	Large-scale re-development of enclosed mall to open-air format
Los Angeles (Lancaster), California	21.0%	Relocate Wal-Mart and redevelop former Wal-Mart space
Chicago (Deer Park), Illinois	25.75%	Re-tenant former retail shop space with junior tenant and construct 13,500 sf multi-tenant outparcel building
Benton Harbor, Michigan	20.0%	Construct 89,000 sf of anchor space and retail shops
Kansas City, Missouri	20.0%	Relocate retail shops and re-tenant former retail shop space
Cincinnati, Ohio	18.0%	Redevelop former JCPenney space
Developers Diversified Realty Corporation currently owns and manages approximately 730 retail operating and development properties in 45 states, plus Puerto Rico, Brazil, Russia and Canada, totaling approximately 157 million square feet. Developers Diversified Realty Corporation is a self-

administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2007. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Periods		Six-Month Periods
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Revenues:
Minimum rents (A)	$159,452	$174,761	$319,870	$324,355
Percentage and overage rents (A)	1,100	1,547	4,083	3,531
Recoveries from tenants	48,498	55,832	102,036	101,499
Ancillary and other property income	6,328	4,250	10,982	8,940
Management, development and other fee income	15,637	11,996	31,924	21,078
Other (B)	1,691	3,717	5,178	11,426

	232,706	252,103	474,073	470,829

Expenses:
Operating and maintenance	34,985	34,658	71,738	61,884
Real estate taxes	28,138	30,233	55,740	55,986
General and administrative (C)	21,333	19,161	42,047	40,678
Depreciation and amortization	59,809	54,313	116,769	106,350

	144,265	138,365	286,294	264,898

Other income (expense):
Interest income	552	2,500	1,135	6,182
Interest expense	(61,174)	(73,554)	(123,249)	(133,947)
Other income (expense) (D)	98	(225)	(400)	(450)

	(60,524)	(71,279)	(122,514)	(128,215)

Income before equity in net income of joint ventures, minority equity interests, income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	27,917	42,459	65,265	77,716
Equity in net income of joint ventures (E)	12,555	21,602	19,943	27,883
Minority equity interests (F)	(2,025)	(7,876)	(4,396)	(13,715)
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes (G)	(307)	711	(1,353)	15,771

Income from continuing operations	38,140	56,896	79,459	107,655
Income from discontinued operations (H)	879	16,529	617	22,296

Income before gain on disposition of real estate	39,019	73,425	80,076	129,951
Gain on disposition of real estate, net of tax	908	54,012	3,275	60,022

Net income	$39,927	$127,437	$83,351	$189,973

Net income applicable to common shareholders	$29,360	$111,429	$62,217	$160,173

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$29,360	$111,429	$62,217	$160,173
Depreciation and amortization of real estate investments	57,279	54,136	111,641	106,584
Equity in net income of joint ventures (E)	(12,555)	(21,602)	(19,943)	(27,883)
Joint ventures’ FFO (E)	25,908	31,313	45,088	44,872
Minority equity interests (OP Units) (F)	290	569	884	1,138
Gain on disposition of depreciable real estate	(1,133)	(16,587)	(1,151)	(19,443)

FFO applicable to common shareholders	99,149	159,258	198,736	265,441
Preferred dividends	10,567	16,008	21,134	29,800

FFO	$109,716	$175,266	$219,870	$295,241

Per share data:
Earnings per common share
Basic	$0.25	$0.90	$0.52	$1.34

Diluted	$0.25	$0.89	$0.52	$1.33

Dividends Declared	$0.69	$0.66	$1.38	$1.32

Funds From Operations — Basic (I)	$0.82	$1.27	$1.65	$2.19

Funds From Operations — Diluted (I)	$0.82	$1.26	$1.65	$2.18

Basic — average shares outstanding (I)	119,390	124,455	119,269	119,681

Diluted — average shares outstanding (I)	119,568	125,926	119,481	121,317

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the six-month period ended June 30, 2008, as compared to the prior-year period, aggregated $2.6 million, consisting of $4.1 million related to leasing of core portfolio properties (an increase of 1.5% over the comparable period in 2007), $18.4 million from the acquisition of assets and the merger with Inland Retail Real Estate Trust, Inc. (“IRRETI”), $2.6 million related to developments and redevelopments and $0.7 million from an increase in occupancy at the Company’s business centers. These amounts were offset by a decrease of $28.4 million due to the disposition of properties in 2007 and 2008. Included in the rental revenues for the six-month periods ended June 30, 2008 and 2007, is approximately $4.9 million and $6.5 million, respectively, of revenue resulting from the recognition of straight-line rents.

(B)	Other income for the three- and six-month periods ended June 30, 2008 and 2007 was comprised of the following (in millions):

	Three-Month Periods		Six-Month Periods
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Acquisition fees	$—	$—	$—	$6.3
Lease termination fees	1.4	2.2	4.7	3.5
Financing fees	—	1.4	—	1.4
Other miscellaneous	0.3	0.1	0.5	0.3

	$1.7	$3.7	$5.2	$11.5

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the six-month periods ended June 30, 2008 and 2007, general and administrative expenses were approximately 4.4% and 4.8%, respectively, of total revenues, including joint venture revenues. For the six-month period ended June 30, 2007, the Company recorded a charge of approximately $4.1 million to general and administrative expense in connection with the Company’s former president’s resignation as an executive officer. Excluding this charge, general and administrative expenses were 4.3% of total revenues for the six-month period ended June 30, 2007.

(D)	Other income/expense primarily relates to a gain of $0.2 million from the retirement of $3.425 million of the Company’s Senior Notes offset by abandoned acquisition and development project costs.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Periods		Six-Month Periods
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Revenues from operations (a)	$236,506	$201,896	$474,703	$346,942

Operating expense	79,648	65,217	160,591	113,638
Depreciation and amortization of real estate investments	59,845	49,204	116,449	79,640
Interest expense	71,989	66,428	149,283	112,216

	211,482	180,849	426,323	305,494

Income from operations before tax expense and discontinued operations	25,024	21,047	48,380	41,448
Income tax expense	(2,865)	(2,297)	(6,645)	(4,545)
(Loss) gain on disposition of real estate	(11)	93,089	(13)	93,089
Income (loss) from discontinued operations, net of tax	101	(284)	115	(198)
Income on disposition of discontinued operations, net of tax	—	1,080	—	738
Other income, net (b)	50,100	—	56,539	—

Net income	$72,349	$112,635	$98,376	$130,532

DDR ownership interests (c)	$12,740	$21,747	$20,214	$28,257

FFO from joint ventures are summarized as follows:
Net income	$72,349	$112,635	$98,376	$130,532
Loss (gain) on disposition of real estate, including discontinued operations	11	(91,441)	13	(91,441)
Depreciation and amortization of real estate investments	59,845	49,215	116,449	79,837

	$132,205	$70,409	$214,838	$118,928

DDR ownership interests (c)	$25,908	$31,313	$45,088	$44,872

DDR joint venture distributions received, net (d)	$12,601	$55,476	$26,301	$65,694

(a)	Revenues for the three-month periods ended June 30, 2008 and 2007 included approximately $1.8 million and $2.1 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share was $0.3 million in both 2008 and 2007. Revenues for the six-month periods ended June 30, 2008 and 2007 included approximately $4.1 million and $3.7 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share was $0.5 million in both 2008 and 2007.

(b)	Amount reflects equity in net income associated with a 50% owned joint venture that owns 37 Mervyn’s stores including the effects of certain derivative instruments that are marked to market through earnings from the Company’s equity investment in MDT.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(c)	The Company’s share of joint venture net income was decreased by $0.2 million and $0.1 million for the three-month periods ended June 30, 2008 and 2007, respectively. The Company’s share of joint venture net income was decreased by $0.3 million and $0.4 million for the six-month periods ended June 30, 2008 and 2007, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions. During the three-month period ended June 30, 2007, the Company received $13.6 million of promoted income relating to the sale of assets from the DDR Markaz Joint Venture which is included in the Company’s proportionate share of net income and FFO.

At June 30, 2008 and 2007, the Company owned joint venture interests, excluding consolidated joint ventures, in 273 and 269 shopping center properties, respectively. In addition, at June 30, 2008 and 2007, the Company owned 44 and 46 shopping center sites formerly owned by Service Merchandise, respectively, through its 20% owned joint venture with Coventry II.

(d)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F)	Minority equity interests are comprised of the following:

	Three-Month Periods		Six-Month Periods
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Minority equity interests	$1,735	$1,399	$3,512	$2,887
Operating partnership units	290	569	884	1,138
Preferred operating partnership units	—	5,908	—	9,690

	$2,025	$7,876	$4,396	$13,715

The preferred operating partnership units were redeemed in June 2007. In June 2008, 0.5 million operating partnership units were converted into an equivalent number of common shares of the Company.
(G)	During the first quarter of 2007, the Company released to income approximately $15.0 million of previously established valuation allowances against certain deferred tax assets as management had determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to its merchant building program.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Periods		Six-Month Periods
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Revenues	$354	$15,909	$1,003	$28,145

Expenses:
Operating	335	3,897	658	7,328
Interest, net	98	3,681	248	6,980
Depreciation	120	2,617	366	5,175

Total expenses	553	10,195	1,272	19,483

(Loss) income before gain on disposition of real estate	(199)	5,714	(269)	8,662
Gain on disposition of real estate	1,078	10,815	886	13,634

Net income	$879	$16,529	$617	$22,296

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million and 0.9 million Operating Partnership Units (“OP Units”) outstanding at June 30, 2008 and 2007, respectively, into 0.8 million and 0.9 million common shares of the Company for the three and six-month periods ended June 30, 2008 and 2007, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 120.8 million and 126.4 million for the three-month periods ended June 30, 2008 and 2007, respectively, and 120.7 million and 121.6 million for the six-month periods ended June 30, 2008 and 2007, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	June 30, 2008 (A)	December 31, 2007 (A)
Assets:
Real estate and rental property:
Land	$2,099,882	$2,142,942
Buildings	5,958,173	5,933,890
Fixtures and tenant improvements	259,515	237,117

	8,317,570	8,313,949
Less: Accumulated depreciation	(1,125,477)	(1,024,048)

	7,192,093	7,289,901
Construction in progress	898,161	664,926
Assets held for sale	—	5,796

Real estate, net	8,090,254	7,960,623

Investments in and advances to joint ventures	689,313	638,111
Cash	47,847	49,547
Restricted cash	49,179	58,958
Notes receivable	40,423	18,557
Receivables, including straight-line rent, net	206,752	199,354
Other assets, net	149,985	164,666

	$9,273,753	$9,089,816

Liabilities:
Indebtedness:
Revolving credit facilities	$878,006	$709,459
Unsecured debt	2,519,225	2,622,219
Mortgage and other secured debt	2,414,051	2,259,336

	5,811,282	5,591,014
Dividends payable	89,951	85,851
Other liabilities	291,836	285,245

	6,193,069	5,962,110
Minority equity interests	148,658	128,881
Shareholders’ equity	2,932,026	2,998,825

	$9,273,753	$9,089,816

(A)	Amounts include the consolidation of a 50% owned joint venture that owns 37 sites occupied by DDR MDT MV LLC, which includes $405.8 million of real estate assets at June 30, 2008 and December 31, 2007, $258.5 million of mortgage debt at June 30, 2008 and December 31, 2007, and $73.0 million and $74.6 million of minority equity interest at June 30, 2008 and December 31, 2007, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	June 30, 2008	December 31, 2007

Land	$2,394,627	$2,384,069
Buildings	6,319,326	6,253,167
Fixtures and tenant improvements	125,567	101,115

	8,839,520	8,738,351
Less: Accumulated depreciation	(517,321)	(412,806)

	8,322,199	8,325,545
Construction in progress	309,291	207,387

Real estate, net	8,631,490	8,532,932
Receivables, including straight-line rent, net	144,490	124,540
Leasehold interests	13,195	13,927
Other assets	437,412	365,925

	$9,226,587	$9,037,324

Mortgage debt (a)	$5,697,730	$5,551,839
Notes and accrued interest payable to DDR	8,334	8,492
Other liabilities	224,583	201,083

	5,930,647	5,761,414
Accumulated equity	3,295,940	3,275,910

	$9,226,587	$9,037,324

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,124.4 million and $1,034.1 million at June 30, 2008 and December 31, 2007, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Six-Month	Six-Month
	Period Ended	Period Ended
	June 30,	June 30,		Year Ended December 31,
	2008	2007		2007		2006	2005	2004
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$62,217	$160,173		$225,113	(6)	$198,095	$227,474	$219,056
Depreciation and Amortization of Real Estate Investments	$111,641	$106,585		$214,396		$185,449	$169,117	$130,537
Equity in Net Income From Joint Ventures	($19,943)	($27,883)		($43,229)		($30,337)	($34,873)	($40,896)
Joint Venture Funds From Operations	$45,088	$44,872		$84,423		$44,473	$49,302	$46,209
Operating Partnership Minority Equity Interest Expense	$884	$1,138		$2,275		$2,116	$2,916	$2,607
Cumulative Effect of Adoption of a New Accounting Standard	$0	$0		$0		$0	$0	$3,001
Gain on Disposition of Real Estate	($1,151)	($19,443)		($17,956)		($21,987)	($58,834)	($68,179)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$198,736	$265,441		$465,021		$377,809	$355,102	$292,335
PREFERRED DIVIDENDS	$21,134	$29,800		$50,934	(6)	$55,169	$55,169	$50,706

FUNDS FROM OPERATIONS	$219,870	$295,241		$515,956		$432,978	$410,271	$343,041

PER SHARE INFORMATION:
Funds From Operations — Diluted	$1.65	$2.18		$3.79		$3.41	$3.21	$2.95
Net Income — Diluted	$0.52	$1.33		$1.85		$1.81	$2.08	$2.24
Cash Dividends	$1.38	$1.32		$2.64		$2.36	$2.16	$1.94

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	120,724	121,629		122,716		110,826	110,700	99,147

TOTAL MARKET CAPITALIZATION (1)	$10,554,568	$12,306,962		$10,755,742		$11,869,415	$9,781,900	$8,276,943
DEBT TO TOTAL MARKET CAPITALIZATION (1)	55.06%	41.59%		51.98%		35.80%	39.77%	32.82%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	57.45%	54.12%		56.92%		54.36%	52.67%	45.37%
DIVIDEND PAYOUT RATIO (1)	83.78%	61.32%		69.55%		68.84%	66.98%	67.28%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.43%	4.80	%(7)	4.53	%(7)	4.80%	4.55%	4.94%

GENERAL AND ADMINISTRATIVE EXPENSES	$42,047	$40,678	(7)	$81,244	(7)	$60,679	$54,048	$47,126

REVENUES:
DDR Revenues	$475,076	$498,973		$973,690		$824,725	$748,571	$605,246
Joint Venture Revenues	$474,703	$348,415		$818,029		$438,885	$438,103	$348,740

TOTAL REVENUES (3)	$949,779	$847,388		$1,791,719		$1,263,610	$1,186,675	$953,987

NET OPERATING INCOME:
DDR Net Operating Income	$346,943	$373,803		$723,196		$615,007	$555,291	$453,501
Joint Venture Net Operating Income	$314,112	$229,455		$544,732		$288,699	$280,617	$228,358

TOTAL NET OPERATING INCOME (4)	$661,056	$603,259		$1,267,928		$903,706	$835,907	$681,859

REAL ESTATE AT COST:
DDR Real Estate at Cost	$9,215,731	$8,758,517		$8,984,738		$7,450,693	$7,029,337	$5,603,424
Joint Venture Real Estate at Cost	$9,148,811	$8,766,422		$8,945,738		$3,939,707	$3,470,112	$3,165,335

TOTAL REAL ESTATE AT COST (5)	$18,364,543	$17,524,939		$17,930,476		$11,390,400	$10,499,449	$8,768,759

(1)	See Market Capitalization and Financial Ratio section for detailed calculation.

(2)	The calculation includes joint venture revenues from discontinued operations.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at June 30, 2008 of $1,207.5 million (includes $309.3 million of CIP included in joint ventures, of which $71.5 million represents the Company’s proportionate share), and at December 31, 2007, 2006, 2005, 2004, CIP aggregated $872.3 million, $611.2 million, $386.2 million and $271.0 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(7)	The 2007 general and administrative expenses include the former president’s resignation as an executive officer of the company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenue for the periods ended June 30, 2007 and December 31, 2007.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Six-Month
	Period Ended
	June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,811,282	$5,591,014	$4,248,812	$3,890,709	$2,716,426
Total Market Capitalization *	$10,554,568	$10,755,742	$11,869,415	$9,781,900	$8,276,943

	55.06%	51.98%	35.80%	39.77%	32.82%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.45%	56.92%	54.36%	52.67%	45.37%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$6,935,729	$6,625,086	$4,774,407	$4,401,169	$3,137,184
Total Market Capitalization *	$11,679,015	$11,789,814	$12,395,010	$10,292,361	$8,697,701

	59.39%	56.19%	38.52%	42.76%	36.07%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	61.53%	61.01%	57.20%	55.44%	48.67%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$119,760	$261,002	$215,438	$184,281	$130,447
FFO Before Interest and Preferred Dividends *	$339,631	$776,958	$648,416	$594,551	$473,488

	2.84	2.98	3.01	3.23	3.63
DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$133,079	$291,585	$247,464	$217,434	$152,927
FFO Before Interest and Preferred Dividends *	$339,631	$776,958	$648,416	$594,551	$473,488

	2.55	2.66	2.62	2.73	3.10
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$154,213	$337,114	$302,632	$272,603	$203,633
FFO Before Interest and Preferred Dividends *	$339,631	$776,958	$648,416	$594,551	$473,488

	2.20	2.30	2.14	2.18	2.33
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$166,507	$327,183	$260,069	$237,856	$196,685
FFO exclusive of charge associated with preferred stock redemption	$198,737	$470,426	$377,809	$355,102	$292,335

	0.84	0.70	0.69	0.67	0.67

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint ventures consolidated due to FIN 46 as FFO does not include the joint venture partners’ proportionate share.
Market Capitalization and Financial Ratios   2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

	Six-Month
	Period Ended
	June 30,		As of December 31,
	2008		2007		2006		2005	2004
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	120,266		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	399		862		872		1,350	1,350

Total	120,665		120,390		109,859		110,298	109,432
Share Price at Period End	$34.71		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$4,188,286		$4,609,728		$6,915,603		$5,186,192	$4,855,516

Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,811,282	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426

TOTAL MARKET CAPITALIZATION	$10,554,568		$10,755,742		$11,869,415		$9,781,900	$8,276,943

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	120,266		119,528		108,986		108,948	108,083
Operating Partnership Units Outstanding	399		862		872		1,350	1,350

Total	120,665		120,390		109,859		110,298	109,432
Share Price at Period End	$34.71		$38.29		$62.95		$47.02	$44.37

Market Value of Common Shares	$4,188,286		$4,609,728		$6,915,603		$5,186,192	$4,855,516

Preferred Shares at Book Value	$555,000		$555,000		$705,000		$705,000	$705,000
Total Debt	$5,811,282	(1)	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	$2,716,426
Proportionate Share of JV Debt	$1,124,447		$1,034,072		$525,595		$510,460	$420,758

TOTAL MARKET CAPITALIZATION	$11,679,015		$11,789,814		$12,395,010		$10,292,361	$8,697,701

(1)	Includes $326.4 million of consolidated joint venture debt at June 30, 2008 (of which $140.6 million represents the joint venture partners’ share) and $327.6 million and $275.2 million at December 31, 2007 and 2006, respectively.
Market Capitalization and Financial Ratios   2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

	Six-Month
	Period Ended
	June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,215,731	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$72,813	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$97,026	$108,505	$28,378	$30,655	$49,871
Notes Receivable	$40,423	$18,557	$18,161	$24,996	$17,823
Investments in and Advances to Joint Ventures	$689,313	$638,111	$291,685	$275,136	$288,020

	$10,115,306	$9,822,354	$7,816,325	$7,386,469	$5,986,979

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,215,731	$8,984,738	$7,450,693	$7,029,337	$5,603,424
Undepreciated Real Estate Intangible Assets	$72,813	$72,443	$27,408	$26,345	$27,841
Cash and Cash Equivalents	$97,026	$108,505	$28,378	$30,655	$49,871
Notes Receivable or Proportionate Share Thereof	$42,523	$19,487	$35,443	$116,212	$44,536
Proportionate Share of JV Undepreciated Real Estate Assets	$1,843,784	$1,673,987	$804,738	$736,109	$719,619

	$11,271,878	$10,859,160	$8,346,659	$7,938,658	$6,445,290

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$198,737	$465,021	$377,809	$355,102	$292,335
Interest Expense	$123,497	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($3,738)	($7,524)	($7,429)	($1,915)	$0
Preferred Dividends, Including Preferred Operating Minority Interest & Non-Cash D-42 Dividend	$21,134	$50,934	$55,169	$55,169	$50,706

	$339,631	$776,958	$648,416	$594,551	$473,488

DEBT SERVICE
Interest Expense	$123,497	$268,526	$222,867	$186,196	$130,447
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($3,738)	($7,524)	($7,429)	($1,915)	$0
Recurring Principal Amortization	$13,320	$30,583	$32,026	$33,154	$22,480

	$133,079	$291,585	$247,464	$217,434	$152,927

FIXED CHARGES
Debt Service	$133,079	$291,585	$247,464	$217,434	$152,927
Preferred Dividends, Including Preferred Operating Minority Interest and excluding Non-Cash	$21,134	$45,529	$55,169	$55,169	$50,706

D-42 Dividend	$154,213	$337,114	$302,632	$272,603	$203,633

Market Capitalization and Financial Ratios   2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

     $10.6 Billion Total Capitalization as of June 30, 2008

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the six-month period ended June 30, 2008 and for the years ended December 31, 2007, 2006, 2005 and 2004, the Company capitalized interest of $18.4 million, $26.9 million, $20.1 million, $12.5 million and $10.0 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $7.5 million for the six-month period ended June 30, 2008 and $10.9 million, $10.1 million, $6.2 million and $5.5 million for the years ended December 31, 2007, 2006, 2005, and 2004, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $29 million ($0.25 psf of owned GLA) in 2008.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
•	At December 31, 2007, the Company estimated the value of this undeveloped land to be approximately $60 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2007.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $100 million at June 30, 2008.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Six Months Ended
	June 30,
	2008	2007

Total Revenues DDR	$474,073	$470,829
Total Revenues — Combined Joint Ventures	474,703	346,942
Operating and Maintenance — DDR	(71,738)	(61,884)
Real Estate Taxes — DDR	(55,740)	(55,986)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(160,591)	(113,638)

Combined NOI	$660,707	$586,263

Total Same Store NOI	$441,872	$431,287	2.5%
Property NOI from other operating segments	218,835	154,976

Combined NOI	$660,707	$586,263

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$29,360	$111,429	$62,217	$160,173
Depreciation and Amortization of Real Estate Investments	57,279	54,136	111,641	106,584
Equity in Net Income From Joint Ventures	(12,555)	(21,602)	(19,943)	(27,883)
Joint Venture Funds From Operations	25,908	31,313	45,088	44,872
Minority Equity Interests (OP Units)	290	569	884	1,138
Gain on Sales of Real Estate	(1,133)	(16,587)	(1,151)	(19,443)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,149	$159,258	$198,736	$265,441

Preferred Dividend Charges	10,567	16,008	21,134	29,800

FUNDS FROM OPERATIONS	$109,716	$175,266	$219,870	$295,241

ADDITIONAL SFAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$242	$336	$479	$673
Pro Rata Share of JV Below (Above) Market Rent Amortization	45	39	77	(37)

Debt Premium Amortization Income (Expense)	$1,240	$1,981	$2,777	$4,104
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(7)	19	(14)	28
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007	Income Statement Caption

Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$242	$45,676	$292	$46,209	Gain on Disposition of Real Estate
Land Sale Gains	611	2,564	2,718	8,004	Gain on Disposition of Real Estate

	$853	$48,240	$3,010	$54,213

Transactional Income NOT Included in FFO
Consolidated
Gain on Dispositions	$55	$5,772	$265	$5,809	Gain on Disposition of Real Estate
Gain on Sales from Discontinued Operations	$1,078	$10,815	$886	$13,634	Gain on Disposition of Discontinued Operations

	$1,133	$16,587	$1,151	$19,443	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$242	$45,676	$292	$46,209
Land Sale Gains	611	2,564	2,718	8,004
Gain on Dispositions	55	5,772	265	5,809

	$908	$54,012	$3,275	$60,022	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$1,078	$10,815	$886	$13,634	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007	Income Statement Caption

Transactional Income Included in FFO
Joint Ventures
Loss on Sales from Discontinued Operations	$—	$(193)	$—	$(535)	Loss on Disposition of Real Estate, Net of Tax
Land Sale Gains	—	2,920	—	2,920	Gain on Disposition of Real Estate, Net of Tax

	$—	$2,727	$—	$2,385

DDR’s Proportionate Share	$—	$703	$—	$635
Promoted Income (a)	—	14,333	—	14,333

DDR’s Proportionate Share	$—	$15,036	$—	$14,968

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$1,273	$—	$1,273	Gain on Disposition of Real Estate
Other (Loss) Gain on Sales	(11)	90,169	(13)	90,169	(Loss) Gain on Disposition of Real Estate

	$(11)	$91,442	$(13)	$91,442	FFO Reconciliation

DDR’s Proportionate Share	$—	$4,739	$—	$4,739

Gain on Sales of Real Estate, Net of Tax
Land Sale Gains	$—	$2,920	$—	$2,920
Other (Loss) Gain on Sales	(11)	90,169	(13)	90,169

	$(11)	$93,089	$(13)	$93,089	(Loss) Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Loss on Sales from Discontinued Operations included in FFO	$—	$(193)	$—	$(535)
Gain on Sales from Discontinued Operations NOT included in FFO	—	1,273	—	1,273

	$—	$1,080	$—	$738	Gain on Disposition of Discontinued Operations

(a)	Included in gain on disposition of discontinued operations for the three-months and six-months ended June 30, 2007 is the sale of the KFC I joint venture assets.

DDR received promoted income of approximately $13.6 million which is included in DDR’s proportionate share.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Joint Venture Investment Summary
(in millions)
as of June 30, 2008

									Promoted
			DDR	Consolidated	Number of		Gross Book		Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,950.9	$1,772.3	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,464.4	$968.1	Yes
3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (B)	Various	No	57		$1,929.4	$1,279.6	Yes
4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (49.98%)	50.02%	Yes	37		$405.8	$258.5	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$130.9	$48.0	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$101.9	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$30.5	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.2	$10.8	Yes
9	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$38.7	$18.5	Yes
10	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$120.9	$86.1	Yes
11	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$86.4	$46.0	Yes
12	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$148.0	$117.4	Yes
13	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$41.6	$29.4	Yes
14	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$225.2	$167.3	Yes
15	Coventry II DDR Ward Parkway LLC	Coventry II Fund (80%)	20.0%	No	1		$65.6	$36.0	Yes
16	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.4	$20.8	Yes
17	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$89.4	$60.0	Yes
18	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$122.3	$72.1	Yes
19	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.6	$23.4	Yes
20	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	12		$130.8	$9.9	No
21	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.0	$110.0	Yes
22	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$399.2	$17.3	No
23	DDR-SAU Retail Fund, LLC	Special Account — U, L.P. (State of Utah) (80%)	20.0%	No	29		$309.1	$226.2	No
24	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$241.5	$280.0	No
25	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$204.9	$150.5	Yes
26	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
27	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$26.0	$19.1	No
28	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
29	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.5	$21.0	No
30	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.7	No
31	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.4	$0.0	No
32	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$27.9	$30.0	No
33	Other Consolidated Development Joint
	Ventures		Various	Yes	12		$355.5	$37.9	Yes

	TOTALS				370		$9,938.0	$6,023.9

(A)	Property is under development

(B)	The Company owns an effective ownership of 20.3% in DDR Macquarie Fund LLC, 6.7% in Macquarie DDR Trust and 6.7% in MDT PS LLC.

(C)	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2008

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Real estate assets	$2,950.9	$1,464.4	$1,929.4	$130.9	$101.9	$30.5	$13.2	$38.7
Accumulated depreciation	(93.4)	(36.9)	(145.7)	0.0	(6.9)	(1.0)	(0.4)	0.0

Real estate, net	2,857.5	1,427.5	1,783.7	130.9	95.0	29.5	12.8	38.7

Receivables, net	23.5	15.6	37.0	0.0	2.9	0.4	(0.1)	0.0
Other assets	112.6	60.8	124.9	1.8	1.0	0.2	0.4	2.5
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,993.6	$1,503.9	$1,945.6	$132.7	$98.9	$30.1	$13.1	$41.2

Mortgage debt	$1,772.3	$968.1	$1,279.6	$48.0	$61.0	$16.0	$10.8	$18.5
Amounts payable to DDR	1.3	2.5	0.3	0.0	0.0	0.0	0.0	0.0
Other liabilities	40.8	20.9	63.3	4.4	1.5	0.4	0.1	0.6

	1,814.4	991.5	1,343.2	52.4	62.5	16.4	10.9	19.1
Accumulated equity (deficit)	1,179.2	512.4	602.4	80.3	36.4	13.7	2.2	22.1
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,993.6	$1,503.9	$1,945.6	$132.7	$98.9	$30.1	$13.1	$41.2

Proportionate share of other assets/liabilities, net	$14.3	$11.1	$12.3	($0.3)	$0.5	$0.0	$0.0	$0.4

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the six months ended June 30, 2008

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Revenues from operations	$130.0	$69.9	$107.4	$0.0	$7.2	$1.6	$0.5	$0.0
Rental operation expenses	(41.9)	(24.8)	(39.1)	(0.0)	(3.1)	(0.6)	(0.3)	(0.0)

Net operating income	88.1	45.1	68.3	0.0	4.1	1.0	0.2	0.0
Depreciation and amortization expense	(39.5)	(19.7)	(21.4)	0.0	(1.2)	(0.3)	(0.1)	0.0
Interest expense	(47.6)	(27.8)	(30.9)	0.0	(1.3)	(0.4)	(0.3)	0.0

Income (loss) before gain on sale of real estate	1.0	(2.4)	16.0	(0.0)	1.6	0.3	(0.2)	0.0
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	56.5	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$1.0	($2.4)	$72.5	($0.0)	$1.6	$0.3	($0.2)	$0.0
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

	$0.2	($0.5)	$8.3	($0.0)	$0.3	$0.1	($0.0)	$0.0
Amortization of basis differential	0.2	0.4	0.5	0.0	0.0	0.0	0.0	0.0

	$0.4	($0.1)	$8.8	($0.0)	$0.3	$0.1	($0.0)	$0.0

Proportionate share of net operating income (4)	$13.2	$9.0	$12.1	($0.0)	$0.8	$0.2	$0.0	$0.0

Proportionate share of interest expense (4)	$7.1	$5.6	$5.0	$0.0	$0.3	$0.1	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$1.0	($2.4)	$72.5	($0.0)	$1.6	$0.3	($0.2)	$0.0
Depreciation of real property	39.5	19.7	21.4	0.0	1.2	0.3	0.1	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$40.5	$17.3	$93.9	($0.0)	$2.8	$0.6	($0.1)	$0.0
DDR ownership interest	* **	20%	* **	20%	20%	20%	20%	20%

DDR FFO	$6.3	$3.5	$11.8	($0.0)	$0.6	$0.1	($0.0)	$0.0

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2008

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	DDR Ward	Coventry II DDR	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lakes LLC	Mall LLC	Parkway LLC	Westover LLC	Deer Park, IL
Real estate assets	$120.9	$86.4	$148.0	$41.6	$225.2	$65.6	$29.4	$89.4
Accumulated depreciation	(0.2)	(5.3)	(5.0)	(2.9)	(9.3)	(5.1)	(1.3)	(15.2)

Real estate, net	120.7	81.1	143.0	38.7	215.9	60.5	28.1	74.2

Receivables, net	0.3	2.5	6.7	0.0	3.3	2.5	1.0	3.2
Other assets	1.1	1.4	16.2	9.1	6.4	0.8	1.1	2.1
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$122.1	$85.0	$165.9	$47.8	$225.6	$63.8	$30.2	$79.5

Mortgage debt	$86.1	$46.0	$117.4	$29.4	$167.3	$36.0	$20.8	$60.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.2	3.3	6.3	0.5	9.2	1.8	0.6	3.3

	86.3	49.3	123.7	29.9	176.5	37.8	21.4	63.3
Accumulated equity (deficit)	35.8	35.7	42.2	17.9	49.1	26.0	8.8	16.2
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$122.1	$85.0	$165.9	$47.8	$225.6	$63.8	$30.2	$79.5

Proportionate share of other assets/liabilities, net	$0.1	$0.1	$3.3	$1.7	$0.1	$0.3	$0.3	$0.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the six months ended June 30, 2008

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	DDR Ward	DDR	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lakes LLC	Mall LLC	Parkway LLC	Westover LLC	Deer Park, IL
Revenues from operations	$0.6	$5.0	$13.0	$1.4	$10.3	$4.5	$2.3	$6.9
Rental operation expenses	(0.5)	(1.8)	(5.9)	(0.6)	(4.5)	(2.2)	(0.8)	(2.5)

Net operating income	0.1	3.2	7.1	0.8	5.8	2.3	1.5	4.4
Depreciation and amortization expense	(0.2)	(0.7)	(2.0)	(0.3)	(2.2)	(0.6)	(0.3)	(1.2)
Interest expense	0.0	(0.9)	(5.1)	(0.5)	(5.1)	(0.8)	(0.5)	(1.7)

Income (loss) before gain on sale of real estate	(0.1)	1.6	0.0	0.0	(1.5)	0.9	0.7	1.5
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($0.1)	$1.6	$0.0	$0.0	($1.5)	$0.9	$0.7	$1.5
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	***

	($0.0)	$0.3	$0.0	$0.0	($0.3)	$0.2	$0.1	$0.7
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.0	$0.3	$0.0	$0.0	($0.3)	$0.2	$0.1	$0.7

Proportionate share of net operating income (4)	$0.0	$0.6	$1.4	$0.2	$1.1	$0.5	$0.3	$1.1

Proportionate share of interest expense (4)	$0.0	$0.2	$1.0	$0.1	$1.0	$0.2	$0.1	$0.4

Funds From Operations (“FFO”):

Net income (loss)	($0.1)	$1.6	$0.0	$0.0	($1.5)	$0.9	$0.7	$1.5
Depreciation of real property	0.2	0.7	2.0	0.3	2.2	0.6	0.3	1.2
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$0.1	$2.3	$2.0	$0.3	$0.7	$1.5	$1.0	$2.7
DDR ownership interest	20%	***	20%	20%	20%	20%	20%	***

DDR FFO	$0.0	$0.5	$0.4	$0.1	$0.1	$0.3	$0.2	$1.3

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2008

	RVIP VII	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra	DDR-SAU Retail	DDRA Community	DDR Markaz
	LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	Brazil BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Real estate assets	$122.3	$33.6	$130.8	$160.0	$399.2	$309.1	$241.5	$204.9
Accumulated depreciation	(20.3)	(4.1)	(11.2)	(4.9)	(39.4)	(19.4)	(50.4)	(19.0)

Real estate, net	102.0	29.5	119.6	155.1	359.8	289.7	191.1	185.9

Receivables, net	3.3	1.5	1.8	2.0	15.0	6.6	6.4	1.6
Other assets	8.4	1.0	2.3	4.4	36.0	39.2	5.7	6.2
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.7	$32.0	$123.7	$161.5	$410.8	$335.5	$203.2	$193.7

Mortgage debt	$72.1	$23.4	$9.9	$110.0	$17.3	$226.2	$280.0	$150.5
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.3
Other liabilities	15.7	1.1	2.1	0.6	34.0	6.1	3.4	0.4

	87.8	24.5	12.0	110.6	51.3	232.5	283.4	151.2
Accumulated equity (deficit)	25.9	7.5	111.7	50.9	359.5	103.0	(80.2)	42.5
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$113.7	$32.0	$123.7	$161.5	$410.8	$335.5	$203.2	$193.7

Proportionate share of other assets/liabilities, net	($0.8)	$0.4	$0.2	$0.6	$8.6	$8.0	$4.4	$1.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the six months ended June 30, 2008

	RVIP VII	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra	DDR-SAU Retail	DDRA Community	DDR Markaz
	LLC	Tech Ridge LLC	Holdings LLC	Venture I GP	Brazil BV Sarl (2)	Fund LLC (2)	Centers Five LP	II LLC
Revenues from operations	$6.7	$3.3	$6.3	$7.8	$35.5	$17.7	$18.3	$10.6
Rental operation expenses	(2.3)	(1.2)	(1.8)	(2.7)	(7.0)	(5.6)	(5.2)	(4.0)

Net operating income	4.4	2.1	4.5	5.1	28.5	12.1	13.1	6.6
Depreciation and amortization expense	(1.4)	(0.6)	(1.5)	(2.2)	(5.7)	(8.3)	(3.2)	(2.7)
Interest expense	(2.0)	(0.5)	(0.3)	(3.1)	0.0	(6.1)	(7.8)	(4.0)

Income (loss) before gain on sale of real estate	1.0	1.0	2.7	(0.2)	22.8	(2.3)	2.1	(0.1)
Tax expense	0.0	0.0	0.0	0.0	(6.6)	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$1.0	$1.0	$2.7	($0.2)	$16.2	($2.3)	$2.1	($0.1)
DDR ownership interest	* **	* **	10%	10%	50%	20%	50%	20%

	$0.2	$0.4	$0.3	($0.0)	$8.1	($0.5)	$1.1	($0.0)
Amortization of basis differential	(0.2)	0.0	0.0	0.1	(1.3)	(0.1)	0.2	0.1

	$0.0	$0.4	$0.3	$0.1	$6.8	($0.6)	$1.3	$0.1

Proportionate share of net operating income (4)	$0.9	$0.5	$0.5	$0.5	$14.3	$2.4	$6.5	$1.3

Proportionate share of interest expense (4)	$0.4	$0.1	$0.0	$0.3	$0.0	$1.2	$3.9	$0.8

Funds From Operations (“FFO”):

Net income (loss)	$1.0	$1.0	$2.7	($0.2)	$16.2	($2.3)	$2.1	($0.1)
Depreciation of real property	1.4	0.6	1.5	2.2	5.7	8.3	3.2	2.7
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$2.4	$1.6	$4.2	$2.0	$21.9	$6.0	$5.3	$2.6
DDR ownership interest	* **	* **	* **	10%	* **	20%	50%	* **

DDR FFO	$0.9	$0.7	$0.4	$0.2	$11.0	$1.2	$2.7	$0.6

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2008

	Lennox Town				Jefferson	Sansone	Sold/Acquired		DDR's
	Center	Sun Center	Dublin	DOTRS	County	Group /	and		Proportionate
	Limited (2)	Limited (2)	Village (3)	LLC	Plaza LLC	DDRC LLC	Other JVs (5)	Total	Share
Real estate assets	$21.0	$26.0	$0.1	$26.5	$7.0	$0.4	$0.0	$9,148.8	$1,843.8
Accumulated depreciation	(5.0)	(8.1)	0.0	(5.6)	(1.0)	(0.2)	0.0	(517.3)	(133.3)

Real estate, net	16.0	17.9	0.1	20.9	6.0	0.2	0.0	8,631.5	1,710.5

Receivables, net	2.2	1.0	0.0	1.1	0.1	2.3	0.7	144.5	36.1
Other assets	0.8	0.8	0.0	0.9	0.0	1.5	1.0	450.6	87.9
Disproportionate share of equity	—	—	—	—	—	—	—	—	11.9	(6)

	$19.0	$19.7	$0.1	$22.9	$6.1	$4.0	$1.7	$9,226.6	$1,846.4

Mortgage debt	$27.0	$19.1	$0.0	$21.0	$3.7	$0.0	$0.0	$5,697.7	$1,124.4
Amounts payable to DDR	0.0	0.0	(0.0)	0.0	3.6	0.0	0.0	8.3	2.7
Other liabilities	1.2	0.7	0.0	0.5	0.1	1.0	0.9	224.6	52.4

	28.2	19.8	0.0	21.5	7.4	1.0	0.9	5,930.6	1,179.5
Accumulated equity (deficit)	(9.2)	(0.1)	0.1	1.4	(1.3)	3.0	0.8	3,296.0	655.0
Disproportionate share of equity	—	—	—	—	—	—	—	—	11.9	(6)

	$19.0	$19.7	$0.1	$22.9	$6.1	$4.0	$1.7	$9,226.6	$1,846.4

Proportionate share of other assets/liabilities, net	$0.9	$0.9	($0.0)	$0.8	($0.0)	$1.4	$0.2	$71.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$1.8	$0.0	$0.0	$1.8

Combining Statements of Operations
for the six months ended June 30, 2008

	Lennox Town				Jefferson	Sansone	Sold/Acquired			DDR's
	Center	Sun Center	Dublin	DOTRS	County	Group /	and			Proportionate
	Limited (2)	Limited (2)	Village (3)	LLC	Plaza LLC	DDRC LLC	Other JVs (5)		Total	Share
Revenues from operations	$2.5	$2.4	$0.0	$2.1	$0.5	($0.1)	$0.2		$474.7	$103.9
Rental operation expenses	(0.7)	(0.6)	(0.0)	(0.5)	(0.3)	0.0	(0.1)		(160.6)	(33.0)

Net operating income	1.8	1.8	0.0	1.6	0.2	(0.1)	0.1		314.1	70.9
Depreciation and amortization expense	(0.2)	(0.3)	0.0	(0.5)	(0.1)	0.0	0.0		(116.4)	(23.6)
Interest expense	(0.8)	(0.8)	(0.0)	(0.7)	(0.3)	0.0	0.0		(149.3)	(29.4)

Income (loss) before gain on sale of real estate	0.8	0.7	(0.0)	0.4	(0.2)	(0.1)	0.1		48.4	17.9
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0		(6.6)	(3.3)
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0		56.5	2.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)		(0.0)	(0.0)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.1		0.1	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—		—	3.6 (7)

Net income (loss)	$0.8	$0.7	$0.0	$0.4	($0.2)	($0.1)	$0.2		$98.4	$20.2
DDR ownership interest	* **	* **	63%	50%	50%	* **	*	**	* **	* **

	$0.4	$0.5	($0.0)	$0.2	($0.1)	$0.2	$0.1		$20.2	$20.2
Amortization of basis differential	0.0	(0.1)	0.0	0.0	0.0	(0.2)	0.1		(0.3)	(0.3)

	$0.4	$0.4	$0.0	$0.2	($0.1)	$0.0	$0.2		$19.9	$19.9

Proportionate share of net operating income (4)	$0.9	$1.4	($0.0)	$0.8	$0.1	($0.0)	$0.1		$70.9

Proportionate share of interest expense (4)	$0.4	$0.6	$0.0	$0.3	$0.1	$0.0	$0.0		$29.4

Funds From Operations (“FFO”):

Net income (loss)	$0.8	$0.7	$0.0	$0.4	($0.2)	($0.1)	$0.2		$98.4	$20.2
Depreciation of real property	0.2	0.3	0.0	0.5	0.1	0.0	0.0		116.4	23.6
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—		—	1.3 (8)

	$1.0	$1.0	($0.0)	$0.9	($0.1)	($0.1)	$0.2		$214.8	$45.1
DDR ownership interest	* **	* **	63%	50%	50%	* **	*	**	* **

DDR FFO	$0.5	$0.8	($0.0)	$0.5	($0.1)	$0.2	$0.4		$45.1

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2007 and other small joint venture investments and land developments. Note: To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB and investments with Macquarie.

(8)	Adjustments associated with Coventry’s promoted interests primarily at RVIP IIIB and RVIP VII joint ventures as well as investments with Macquarie and additional promoted interest from joint venture investments sold in 2007.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Wholly-Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
For The Six Months Ended June 30, 2008
(In Millions)

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,
	2008		2007		2006		2005		2004

Acquisitions/Transfers	$0.7		$3,048.7	(3)	$370.2	(5)	$1,610.8	(7)	$2,170.8	(10)
Completed Expansions	27.7		32.7		73.1		41.6		25.2
Developments & Construction in Progress	228.9		428.5		246.0		246.1		203.8
Recurring Tenant Improvements & Third Party Leasing Commissions	5.9	(1)	12.5		11.7		7.5		6.6
Furniture, Fixtures & Equipment	3.3		13.0		10.2		10.7	(8)	1.3
Foreign Currency Adjustments	2.2		0.0		0.0		0.0		0.0

	268.7		3,535.4		711.2		1,916.7		2,407.7
Less: Real Estate Sales & Joint Venture Transfers	(37.7	)(2)	(2,001.3	)(4)	(289.8	)(6)	(490.8	)(9)	(689.2	)(11)

Total DDR Net Additions	$231.0		$1,534.1		$421.4		$1,425.9		$1,718.5

(1)	The Company anticipates recurring leasing capital expenditures of approximately $14.0 million associated with its wholly-owned and consolidated portfolio during 2008.

(2)	In addition to the asset sales listed on Schedule 4.3, this balance includes the sale of five outparcels.

(3)	Includes the acquisition of the IRRETI portfolio of 222 properties aggregating $3,017.7 million, the acquisition of a property in Terrell, TX aggregating $16.9 million, the redemption of OP units for a previous acquisition, and the acquisition of an additional interest in a property located in San Francisco, CA.

(4)	In addition to the asset sales which had an aggregate cost of $609.6 million, this balance includes the sale to Dividend Capital Total Realty Trust Joint Venture of three assets with an aggregate cost of $99.0 million, the sale to DDR Domestic Retail Fund I Joint Venture of 56 assets with an aggregate cost of $1,229.3 million, the sale to Macquarie DDR Trust Joint Venture of three assets with an aggregate cost of $49.5 million and the sale of 11 outparcels.

(5)	Includes the acquisition of three properties located in Pasadena, CA; San Diego, CA and Phoenix, AZ aggregating $199.7 million, plus the transfer to DDR from a joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 million and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04-05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(6)	In addition to the asset sales which had an aggregate cost of $73.1 million, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6 million, the sale to Macquarie DDR Trust Joint Venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(7)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyns portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from a joint venture of the Dublin, OH shopping center, which had an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(8)	The large proportionate increase in FF&E in 2005 is primarily attributed to certain IT projects, expansion of the corporate headquarters, and fractional ownership interest in corporate jets.

(9)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of 12 assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust Joint Venture and the sale of several outparcels.

(10)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(11)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of 12 assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust Joint Venture, the transfer of 12 assets with an aggregate cost of $124.0 million to the DPG Realty Holdings Joint Venture and the transfer of 13 assets with an aggregate cost of $203.2 million to the DDR Markaz II Joint Venture.
Summary of Wholly Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
For The Six Months Ended June 30, 2008
(In Millions)

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,
	2008		2007		2006		2005		2004
Acquisitions/Transfers	$0.0		$4,987.4	(2)	$729.9	(4)	$350.0		$1,147.0	(8)
Completed Expansions	0.0		21.9		0.0		9.3		10.3
Developments & Construction in Progress	155.4		142.7		139.6	(5)	87.5		38.9
Recurring Tenant Improvements & Third Party Leasing Commissions	7.8	(1)	9.8		9.1		6.8		0.6
Foreign Currency Adjustments	39.8		48.5		0.0		0.0		0.0

	$203.0		$5,210.3		$878.6		$453.6		$1,196.8
Less: Real Estate Sales and Dispositions	$0.0		($204.3	)(3)	($409.0	)(6)	($148.8	)(7)	($306.7	)(9)

Joint Venture Totals	$203.0		$5,006.0		$469.6		$304.8		$890.1

(1)	The Company estimates recurring leasing capital expenditures of $15.0 million for its joint venture portfolio during 2008.

(2)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund aggregating $1,463.0 million, Dividend Capital Total Realty Trust aggregating $159.8 million and DDR Macquire Fund LLC aggregating $50.4 million. In addition the formation of DDRTC Core Retail Fund aggregating $2,941.6 million, the acquisition of the SAU Retail Fund aggregating $308.6 million, and the acquisition of an additional 73% interest in Metropole Shopping Center by Sonae Sierra Brazil BV Sarl.

(3)	Includes the sale of seven shopping centers, with an aggregate cost of $168.0 million, previously owned by a joint venture with Kuwait Financial Centre to the DDR Domestic Retail Fund I, the sale of vacant land at the Techridge, TX shopping center (owned by RVIP VIII), and the sale of vacant land in Littleton, CO.

(4)	Includes the formation of Sonae Sierra Brazil BV Sarl and DDR MDT PS LLC, plus acquisitions of the Service Merchandise portfolio and properties located in Cincinnati, OH; Benton Harbor, MI and Orland, IL by joint ventures with Coventry II.

(5)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 435,061 square foot shopping center and 88 acres of land in Bloomfield Hills, MI for the development of a 758,750 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(6)	In addition to asset sales, which had an aggregate cost of $88.9 million, the balance includes the transfer to DDR of the Service Merchandise portfolio and five assets located in Pasadena, CA; Phoenix, AZ (two properties); Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(7)	In addition to asset sales, which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, OH shopping center, which had an aggregate cost of $30.0 million, and the sale of five outparcels at Plaza at Puente Hills, CA, which were owned by RVIP VII.

(8)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 million and $201.6 million, respectively, Macquarie DDR Trust’s acquisition of an additional $619.5 million of assets, plus the acquisition of Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(9)	In addition to asset sales, which had an aggregate cost of $141.7 million, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers, which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.
Summary of Wholly Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Wholly-Owned and Consolidated Acquisitions
For The Six Months Ended June 30, 2008

There were no significant third party acquisitions for the six-month period ended June 30, 2008.
Joint Venture Acquisitions
For The Six Months Ended June 30, 2008

There were no significant third party acquisitions for the six-month period ended June 30, 2008.
Consolidated and Joint Venture Acquisitions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Wholly-Owned and Consolidated Dispositions
For The Six Months Ended June 30, 2008

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date

Brandon, FL	78,686	$6.4	1/10/2008
Gadsden, AL	85,196	$1.6	3/7/2008
Hutchinson, MN	121,001	$2.5	6/12/2008
Charlotte, NC	99,792	$16.6	6/23/2008

Total	384,675	$27.1

Joint Venture Dispositions
For The Six Months Ended June 30, 2008

There were no significant third party dispositions for the six-month period ended June 30, 2008.

Consolidated and Joint Venture Dispositions 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008
Summary of Wholly-Owned and Consolidated Development Projects
For The Six Months Ended June 30, 2008

						Cost	Assets	Estimated
					Estimated	Incurred	Placed in	Initial
			Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project	Description	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Progress
Ukiah (Mendocino), CA (1)	Mendocino Crossings	Community Center	755,188	227,500	$66.2	$13.6	$0.0	2H10
New Haven (Guilford), CT	Guilford Commons	Lifestyle Center	146,396	146,396	$47.6	$10.1	$0.0	2H09	Coldwater Creek, Joseph Banks, J.Crew
Homestead, FL	Homestead Pavilion	Community Center	397,743	275,839	$74.9	$69.8	$0.0	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples
Miami, FL	Shops at Midtown	Mixed-Use	644,999	400,685	$142.6	$128.1	$102.7	2H06	Target, Marshalls, West Elm, Loehmann’s, Ross Dress for Less, Linens ‘n Things, Circuit City
Boise (Nampa), ID	Nampa Gateway Center	Community Center	948,150	450,855	$123.1	$67.3	$10.0	2H07	JCPenney, Macy’s, The Sports Authority
Boston (Norwood), MA	The Shoppes at Elmway Farms	Community Center	72,340	72,340	$25.5	$10.6	$0.0	2H09
Boston, MA (Seabrook, NH)	Seabrook Town Center	Community Center	471,480	215,905	$57.5	$32.4	$0.0	2H09
Elmira (Horseheads), NY	Southern Tier Crossings	Community Center	689,395	350,987	$53.0	$39.9	$8.9	1H07	Kohl’s, Wal-Mart, Dick’s, Circuit City, PetsMart, Ulta, Mens Warehouse
Raleigh (Apex), NC	Apex Promenade	Community Center	87,780	81,780	$17.9	$8.0	$0.0	2H09	HH Gregg, Outback Steakhouse
Austin (Kyle), TX (1)	Kyle Marketplace	Community Center	805,618	443,092	$77.2	$44.1	$0.0	2H09	Target, Kohl’s, City Lights Theater

Wholly-Owned and Consolidated Development Totals			5,019,089	2,665,379	$685.5	$423.9	$121.6

(1)	Consolidated joint venture. DDR has a 50% interest.
Summary of Wholly-Owned and Consolidated Land Held for Development
For The Six Months Ended June 30, 2008

	DDR’s
	Effective
	Ownership	Total
Location	Interest	Acreage

Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	30.2
Atlanta (Union City), GA	100%	85.0
Chicago (Grayslake), IL	50%	106.0
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	50%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton, ON), Canada	50%	43.0
Toronto (East Gwillinbury, ON, Bayview and Greenlane), Canada	50%	39.0
Toronto (East Gwillinbury, ON, Hghwy 404 and Greenlane East), Canada	50%	44.0
Toronto (East Gwillinbury,ON, Hghwy 404 and Greenlane West), Canada	50%	29.0
Toronto (Richmond Hill, ON), Canada	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.04
Other Misc. Land (13 sites)	100%	Various

Wholly-Owned & Consolidated Total Net Cost	$259.8 (1)	910.2

(1)	Amount excludes the joint venture partner’s ownership interest in the land, which was $117.4 million as of June 30, 2008 and was reflected on the Company’s balance sheet in construction in progress.
Consolidated and Wholly Owned Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008
Summary of Joint Venture Development Projects
For The Six Months Ended June 30, 2008

					DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
					Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
			Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	Description	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	Community Center	280,516	202,116	20.0%	Coventry II	$46.8	$38.7	$0.0	$9.4	2H08	Circuit City

Detroit (Bloomfield Hills), MI	Bloomfield Park	Lifestyle Center	882,197	882,197	10.0%	Coventry II/ BP I, LLC	$192.5	$130.9	$0.0	$19.2	2H09	Barnes and Noble, The Park Theater

Dallas (Allen), TX	Watters Creek	Lifestyle Center	831,413	797,665	10.0%	Coventry II/Trademark Property Company	$171.2	$120.9	$38.5	$17.1	1H08	Market Street United, Borders

Manaus, Brazil (1)	Manauara	Enclosed Mall	477,630	477,630	47.2%	Sonae Sierra	$119.3	$58.7	$0.0	$56.3	1H09	Riachuelo, Renner, Bemol, Marisa

Joint Venture Development Totals			2,471,756	2,359,608			$529.8	$349.2	$38.5	$102.0

(1)	The majority of the increase in the estimated net cost is due to foreign currency translation rates.
Joint Venture Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Development Assets Placed in Service
as of June 30, 2008

		Joint Venture Assets
	Wholly-Owned and		DDR’s
	Consolidated		Proportionate
	Assets	Total	Share
Date	(Millions)	(Millions)	(Millions)

As of June 30, 2008	$121.6	$38.5	$3.8
3rd Quarter 2008	$17.9	$30.8	$3.1
4th Quarter 2008	$46.0	$27.9	$3.4
Projected Thereafter	$500.0	$432.6	$91.7

Total	$685.5	$529.8	$102.0

Development Funding Schedule
as of June 30, 2008

		Joint Venture Funding
	Wholly-Owned and	DDR’s	JV Partners’	Proceeds from
	Consolidated	Proportionate	Proportionate	Construction	Total
	Funding	Share	Share	Loans	JV Funding
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of June 30, 2008	$423.8	$61.2	$145.3	$142.7	$349.2
Projected Net Funding During 2008	$48.9	15.5	35.8	120.7	$172.0
Projected Net Funding Thereafter	$212.8	5.3	(15.3)	18.6	$8.6

Total	$685.5	$82.0	$165.8	$282.0	$529.8

Consolidated and Joint Venture Development Delivery and
Funding Schedules 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Significant Wholly-Owned and Consolidated
Expansion and Redevelopment Projects
For The Six Months Ended June 30, 2008

Location	Project	Description

Projects Completed

Olean, NY	Wal-Mart Plaza	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Dayton (Huber Hts.), OH	North Heights Plaza	Expansion of the shopping center to construct a 45,000 sf Dick’s (opened 4/08).

Total Net Cost (Millions)		$27.7

Projects in Progress
Miami (Plantation), FL	The Fountains	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	Sportsman Warehouse, Dollar Galaxy (opened 8/07) and 20,300 sf of small shop retail and additional retail space to be announced.

Fayetteville, NC	Cross Pointe Center	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Akron (Stow), OH	Stow Community	Recapture 116,000 sf Kmart and release to junior anchor stores. Create outparcels.

Total Net Cost (Millions)		$122.1(1)

(1)	At June 30, 2008, approximately $79.5 million of costs had been incurred in relation to the projects in progress.
Wholly Owned Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Significant Joint Venture Expansion and Redevelopment Projects
For The Six Months Ended June 30, 2008

		DDR’s	Joint
		Ownership	Venture
Location	Project	Percentage	Partner	Description

Projects in Progress
Buena Park, CA	Buena Park Mall & Entertainment	20.00%	Coventry II	Redevelopment of the lower level of the mall to include John’s Incredible Pizza.

Los Angeles (Lancaster), CA	Valley Central Discount	21.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Recaptured and will redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Chicago (Deer Park), IL	Deer Park Town Center	25.75%	Prudential Real Estate Investors	Construction of a 13,500 sf multi-tenant outparcel building.

Benton Harbor, MI	Fairplain Plaza	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PETsMART (opened 2/08) and additional retail tenants to be announced.

Kansas City, MO	Ward Parkway	20.00%	Coventry II	Redevelopment of the lower level of the mall to include Staples (opened 5/08), other tenants that have opened and other retail tenants to be announced.

Cincinnati, OH	Tri-County Mall	18.00%	Coventry II/ Thor Equities	Redevelopment of the former JCPenney store to include Krazy City and Ethan Allen (opened 4th quarter 2007), and several other new retail tenants and restaurants to be announced.

Total Net Cost/DDR’s Proportionate Share (Millions)		$453.1	(1)(2)

DDR’s Proportionate Share (Millions)		$86.5

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At June 30, 2008, approximately $396.4 million of costs had been incurred in relation to the projects in progress and DDR’s pro-rata share was $74.9 million.
Joint Venture Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Company Features

730	Shopping Centers and Interests in Retail Assets

12	Managed Shopping Centers

45	States (Plus Puerto Rico, Brazil, Russia and Canada)

117	Million Sq. Ft. Owned (1)

157	Million Sq. Ft. Owned and Managed (1) (2)

95.5%	Core Portfolio % Leased

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2008, total owned GLA was 66.4 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

National portfolio creates efficiencies and strengthens tenant relationships
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Jun. 30, 2008	655	$12.41	$18.32
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Lease Expirations by Year as of June 30, 2008

	Anchor Base Rent				Shop Space Base Rent
		Revenues		% of		Revenues		% of
Year	Leases	($M)	Avg. PSF	Revenue	Leases	($M)	Avg. PSF	Revenue

2008	20	$5.2	$8.24	0.8%	816	$35.6	$16.86	6.4%
2009	87	$26.2	$7.92	4.0%	1,461	$73.9	$16.54	13.3%
2010	122	$39.2	$8.45	6.0%	1,442	$79.6	$17.45	14.3%
2011	155	$54.4	$10.06	8.3%	1,425	$90.2	$18.60	16.2%
2012	156	$56.5	$8.97	8.6%	1,204	$80.4	$19.13	14.4%
2013	149	$51.1	$8.74	7.8%	848	$61.3	$17.57	11.0%
2014	150	$57.6	$9.81	8.8%	254	$22.6	$18.60	4.1%
2015	103	$47.7	$9.55	7.3%	217	$21.2	$18.91	3.8%
2016	105	$48.6	$9.69	7.4%	200	$20.7	$20.75	3.7%
2017	99	$51.2	$10.43	7.8%	197	$22.3	$19.78	4.0%

2008 - 2017 Subtotal	1,146	$437.7	$9.33	67.0%	8,064	$507.8	$18.04	91.2%
Total Rent Roll	1,481	$653.6	$9.59	100.0%	8,411	$556.5	$18.09	100.0%

Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	104	16.3	45	6.7	59	9.5
2. Target	66	7.9	11	1.4	55	6.5
3. Lowe’s Home Improvement	41	5.3	21	2.7	20	2.6
4. Home Depot	42	4.4	13	1.3	29	3.1
5. Kohl’s	42	3.6	36	3.2	6	0.4
6. T.J. Maxx / Marshalls	100	3.3	100	3.3	0	0.0
7. Mervyns	38	2.9	38	2.9	0	0.0
8. Kmart / Sears	27	2.4	23	1.7	4	0.7
9. Publix Supermarkets	56	2.5	56	2.5	0	0.0
10. PetSmart	105	2.4	104	2.3	1	0.1
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Largest Tenants by GLA and Base Rental Revenues (1)

	Owned	% of	Credit Ratings
Major Tenant (units)	GLA	Total GLA	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (45)	5.0	7.5%	AA / Aa2
2. Lowe’s Home Improvement (21)	2.2	3.4%	A+ / A1
3. Kmart / Sears (23)	1.7	2.6%	BB / Ba1
4. T.J. Maxx / Marshall’s (100)	1.6	2.3%	A / A3
5. Mervyns (38)	1.5	2.2%	NR / NR
6. Kohl’s (36)	1.4	2.1%	BBB / Baa1
7. Target (11)	1.1	1.7%	A+ / A2
8. PetSmart (104)	1.1	1.7%	BB / NR
9. Home Depot (13)	1.0	1.6%	BBB+ / Baa1
10. Kroger (40)	1.0	1.5%	BBB- / Baa2

Subtotal 1-10	17.6	26.5%
Total Portfolio	66.4	100.0%

	Base Rental	% of Total	Credit Ratings
Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (45)	$32.0	4.5%	AA / Aa2
2. Mervyn’s (38)	$17.3	2.4%	NR / NR
3. PetSmart (104)	$14.7	2.0%	BB / NR
4. T.J. Maxx / Marshalls (100)	$14.6	2.0%	A / A3
5. Lowe’s Home Improvement (21)	$13.8	1.9%	A+ / A1
6. Circuit City (44)	$12.0	1.7%	NR / NR
7. Bed Bath & Beyond (60)	$11.8	1.6%	BBB / NR
8. Kohl’s (36)	$9.9	1.4%	BBB / Baa1
9. Rite Aid (41)	$9.8	1.4%	B / Caa2
10. Michael’s (74)	$9.8	1.4%	B- / B2

Subtotal 1-10	$145.7	20.3%
Total Portfolio	$718.9	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.0

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Consolidated Debt
as of June 30, 2008

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)

SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$856,506	(2)	06/10	3.557
$75 Million Revolving Credit Facility		21,500		06/10	3.091
Secured Credit Facility:
$800 Million Term Loan		800,000	(3)	02/11	4.756

Total Term and Credit Facility Debt		1,678,006

PUBLIC DEBT:
Medium Term Notes	F	274,867		01/09	3.875
Medium Term Notes	F	199,858		05/10	5.000
Medium Term Notes	F	299,860		08/10	4.625
Medium Term Notes	F	249,575		04/11	5.250
Convertible Notes	F	250,000	(4)	08/11	3.500
Convertible Notes	F	600,000	(5)	03/12	3.000
Medium Term Notes	F	345,555		10/12	5.375
Medium Term Notes	F	199,511		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,519,225

MORTGAGE DEBT:
DDR MDT MV, LLC	V	45,923	(6)	10/08	3.183
Glenmark Ctr, Morgantown, WV	F	7,000		10/08	4.775
Bi-Lo — Shelmore, Mt Pleasant, SC	F	6,350		10/08	4.775
Terrell, TX	V	12,774	(7)	11/08	3.963
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Kyle, TX	V	18,627	(7)	12/08	3.963
Schertz, TX	V	6,480	(7)	01/09	3.963
Silver Springs, MD (Tech 29-1)	F	6,272		02/09	7.330
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Abernathy Square, Atlanta, GA	F	13,392		03/09	6.285
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Leawood, KS	F	47,143		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Martinsville, VA	F	19,068		12/09	8.460
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Consolidated Debt
as of June 30, 2008 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)

Sony Theatre, East Hanover, NJ	F	$6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley — Phoenix, AZ	F	16,851		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,489		11/10	7.920
Big Flats, NY (Big Flats I)	F	5,597		12/10	8.011
Plattsburgh, NY	F	5,464		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Homestead, FL	V	49,560		03/11	3.663
Erie, PA	F	24,546		04/11	6.884
Erie, PA	F	2,832		04/11	6.884
Boardman, OH	F	25,490		04/11	6.884
St. Louis, MO (Sunset)	F	33,043		04/11	6.884
St. Louis, MO (Brentwood)	F	24,546		04/11	6.884
Denver, CO (Centennial)	F	36,819		04/11	6.884
Beachwood, OH	V	9,148		04/11	3.563
Indian Train, NC (Union TC Ph I)	F	6,686		10/11	7.000
Gates, NY (Westgate)	F	23,959		10/11	7.240
Ashtabula, OH	F	6,659		12/11	7.000
Phoenix, AZ (Paradise Valley)	F	30,000	(8)	03/12	5.385
St. Louis, MO (Gravois)	F	662		07/12	8.625
Denver, CO (University Hills)	F	26,876		07/12	7.300
N. Charleston, SC	F	10,141		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,438		07/12	7.150
Duvall Village, Bowie, MD	F	8,530		10/12	7.040
Walgreen’s — Rockford, IL	F	3,223		11/12	4.863
Walgreen’s — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	23,031		12/12	6.930
Big Flats, NY (Big Flats IV)	F	860		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	3,176		01/13	8.010
Buffalo, NY (Delaware Commons)	F	789		01/13	6.960
Walgreen’s — Oshkosh, WI	F	2,817		02/13	4.863
Walgreen’s — Westland, MI	F	2,625		03/13	4.863
Paseo Colorado	F	79,100		04/13	5.000
Meridian, ID	F	7,440		04/13	5.000
Meridian, ID	F	29,760		04/13	5.000
Wilmington, NC (University Center)	F	24,500		04/13	5.000
Aspen Grove	F	42,200		04/13	5.000
Plaza Escorial	F	57,500		04/13	5.000
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Consolidated Debt
as of June 30, 2008 (con’t)

		Loan	Maturity	Interest
		Balance(000’s)	Date	Rate (1)

Bayamon, PR (Rio Hondo)	F	$109,500	04/13	5.000
Victor, NY (Victor Square)	F	6,351	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	44,699	05/13	6.990
W. Long Branch, NJ (Monmouth)	F	10,434	07/13	8.570
Englewood, FL (Rotonda)	F	1,479	07/13	5.800
Reno, NV	V	3,352	02/15	6.700
Olean, NY	F	3,862	07/15	8.995
Mays Landing, NJ (Hamilton)	F	12,055	09/15	4.700
Columbus, OH (Consumer II West)	F	12,807	11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	10,198	11/15	7.850
Lockport, NY (Wal-Mart/Tops)	F	10,645	01/16	8.000
Merriam, KS (TIF)	F	4,775	02/16	6.900
Rome, NY (Freedom)	F	3,732	09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,391	12/16	7.680
Cheektowaga, NY (Wal-Mart Thruway)	F	4,225	10/17	6.780
Ithaca, NY	F	16,549	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	11,628	07/18	5.670
Niskayuna, NY (Mohawk)	F	21,563	12/18	5.750
Henderson, TN	F	7,925	01/19	7.660
Spring Hill, FL	F	4,638	09/19	9.750
Cedar Rapids, IA	F	8,822	01/20	9.375
Plainville, CT	F	6,675	04/21	7.125
Allentown, PA	F	16,288	07/21	6.950
Gulfport, MS	V	60,000	12/37	1.550

Total Mortgage Debt		1,614,051

Total Consolidated Debt		$5,811,282

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Fixed Rate	$4,527,413	3.40 years	5.1%
Variable Rate	$1,283,869	3.29 years	3.4%

	$5,811,282	3.38 years	4.7%

Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Consolidated Debt
as of June 30, 2008 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount	First Call Date
Class G — 8.0%	$180,000	March 28, 2008
Class H — 7.375%	$205,000	July 28, 2008
Class I — 7.5%	$170,000	May 7, 2009

Notes:
F — Fixed-Rate Debt     V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2008 deferred finance cost amortization of approximately $9.2 million net, is offset by approximately $5.6 million of annualized fair market value adjustments in 2008.

2.	The LIBOR rate on $100 million of the $1.25 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via an interest rate swap. The spread on this $100 million borrowing was 0.579% at June 30, 2008 resulting in a fixed rate of 5.521% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.85% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.63%. Secured term loan debt of $50 million has been converted to a fixed rate of 5.66%, and $50 million has been converted to a fixed rate of 5.67% until October 18, 2009. Secured term loan debt of $100 million has been converted to a fixed rate of 5.515% until February 20, 2012. The weighted average rate of all tranches, reflecting the rates fixed by interest rate swaps is 4.756%.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.42 per share, however, this conversion price has been increased to $73.63 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

5.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.63 per share, however, this conversion price has been increased to $87.07 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

6.	The company’s 50% joint venture with MDT is consolidated within DDR’s accounts pursuant to FIN 46.

7.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Joint Venture Debt
as of June 30, 2008

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC	F	$736,559	(1)	03/17	5.4475
DDRTC Holdings Pool 3, LLC	F	555,034	(2)	03/12	5.480
DDRTC Holdings Pool 5, LLC	V	197,300	(3)	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC Walks at Highwood Preserve I & II	F	3,700		05/09	4.372
Aiken Exchange	F	7,350		05/09	4.372
Oak Summit	F	8,200		06/09	4.272
Wytheville Commons	F	5,590		06/09	4.302
Heritage Pavilion	F	21,500		07/09	4.460
Columbiana Station	F	25,900		06/10	4.040
Warwick Center	F	16,939		06/10	4.130
Fayette Pavilion I & II	F	53,250		07/10	5.620
North Hill Commons	F	2,475		11/10	5.240
Cox Creek Shopping Center	F	14,314		03/12	7.090
Cypress Trace	F	16,000		04/12	5.000
Waterfront Marketplace	F	29,225		08/12	6.350
Waterfront Town Center	F	38,503		08/12	6.350
Creeks at Virginia Center	F	25,986		08/12	6.370
Willoughby Hills Shopping Center	F	14,480		07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400		06/09	4.322
Village Ctr, Racine, WI	F	13,200		04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075		06/10	4.685
Southampton Village, Tyrone, GA	F	6,700		05/11	4.663
Village Center Outlot, Racine, WI	F	2,070		07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250		08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628		12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000		12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355		01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155		12/12	5.001
Hilliard Rome, Columbus, OH	F	11,127		01/13	5.870
Boynton Beach, FL (Meadows Square)	F	3,186		07/13	6.720
DDR Domestic Retail Fund I	F	885,000	(4)	07/17	5.600

DDR Macquarie (5)
$305 Million Revolving Credit Facility	V	244,400	(6)	04/10	Libor + 40
	F	9,100	(6)	04/10	3.938
	F	20,000	(6)	04/10	4.360

Secured Portfolio Financing	F	290,500	(7)	12/08	4.225
	V	50,000	(7)	12/08	Libor + 130
	F	165,250	(8)	06/09	4.180
	V	7,660	(8)	06/09	Libor + 84

BJ’s Clarence	F	4,434		03/22	7.070
Joann Transit	F	2,374		08/13	6.250
New Hartford Consumer Square	F	31,183		11/18	5.750
Birmingham, AL (Riverchase)	F	7,561		01/13	5.500
DDR Macquarie Longhorn Holdings	F	85,000	(9)	01/12	4.910
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Joint Venture Debt
as of June 30, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

DDR Macquarie (5)
DDR Macquarie Longhorn Holdings II	F	$157,250	(10)	04/10	4.822
	V	3,570	(10)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(11)	04/10	5.098

Macquarie DDR US Trust Credit Facility	V	76,047		03/10	Libor + 100

DDR MDT PS, LLC	F	86,000	(12)	07/13	6.004

Coventry II DDR Bloomfield	V	48,000		12/08	Libor + 250

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		09/08	Libor + 210

Coventry II DDR Marley Creek	V	10,750		07/10	Libor + 125

Coventry II DDR Merriam Village	V	18,539		08/08	Libor + 150

Coventry II DDR Montgomery Farm	V	86,138		07/10	Libor + 150

Coventry II DDR Phoenix Spectrum	V	46,000		01/09	Libor + 70

Coventry II DDR SM	V	84,725		01/09	Libor + 70
	V	32,695		01/09	Libor + 195.7

Coventry II DDR Totem Lakes	V	29,437		12/08	Libor + 250

Coventry II DDR Tri County	F	155,536		02/15	5.655
	F	11,813		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	20,780		07/09	Libor + 125

RVIP III B
Deer Park, IL	F	60,000		10/11	5.590

RVIP VII	V	72,120	(13)	04/10	Libor + 125

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,191		05/17	7.630
Tonawanda, NY	F	4,744		06/21	7.660

TRT DDR Holdings I LLC	F	110,000	(14)	05/17	5.510

Inland SAU Retail Fund, LLC
Blockbuster	F	993		10/10	4.890
Cascade Crossing	F	4,954		10/10	4.890
Hickory Flat Village	F	8,689		10/10	4.890
Flat Shoals Crossing	F	6,063		10/10	4.760
Deshon Plaza	F	6,038		10/10	4.760
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Joint Venture Debt
as of June 30, 2008 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

Inland SAU Retail Fund, LLC
Shops at John’s Creek	F	$2,762		10/10	4.890
Waynesboro Commons	F	3,178		10/10	4.890
Brookhaven	F	10,397		12/10	4.890
Lewandowski Commons	F	12,465		03/11	5.770
South Square	F	12,597		10/12	5.060
North Hampton Market (Phase I & II)	F	10,501		10/12	5.080
The Point	F	15,800		10/12	5.640
Oakland Market Place	F	3,560		10/12	5.040
Crossroads Square	F	4,869		12/12	5.310
Cascade Corners	F	3,979		12/12	5.420
Hilander Village	F	9,404		12/12	5.410
Glenlake Plaza	F	8,234		12/12	5.440
Broadmoor Plaza	F	11,048		12/12	5.440
Milan Plaza	F	2,161		12/12	5.490
West Towne Commons	F	4,797		12/12	5.440
American Way	F	6,662		12/12	5.440
Kroger Junction	F	3,827		12/12	5.440
Kroger Plaza	F	1,806		12/12	5.440
Willowbrook Commons	F	6,998		03/13	5.410
Shoppes at Wendover II	F	14,382		04/13	5.060
Harper Hill Commons	F	10,350		04/13	5.790
Plaza at Carolina Forest	F	14,203		05/13	5.970
Alexander Pointe	F	5,129		08/13	5.920
Patterson Place	F	20,338		12/13	5.670

DDRA Community Centers Five	F	280,000	(15)	08/10	5.295

DDR Markaz II	F	150,480	(16)	11/14	5.147

Lennox Town Center Limited	F	1,000		06/17	6.440
Columbus, OH	F	26,000		06/17	5.640

Sun Center Limited	F	5,900		05/11	5.420
Columbus, OH	F	13,224		04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,709		08/08	Libor + 175

Sonae Sierra Brazil Limitadas	V	17,331		02/09	CDI + 45

Total		$5,697,730

				Wtd. Avg.	Wtd. Avg.
Total Joint Venture Debt:				Maturity	Interest Rate

Fixed Rate		$4,512,175		5.37 years	5.3%
Variable Rate		$1,185,555		1.28 years	3.6%

		$5,697,730		4.52 years	5.0%

DDR’s Proportionate Share:
Fixed Rate		$912,503
Variable Rate		$211,945

		$1,124,447

Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Notes:
(1) Encumbers twenty five shopping center properties as follows:
Anderson Central (Anderson, SC)	Barrett Pavilion (Kennesaw, GA)
Boynton Commons (Boynton Beach, FL)	City Crossing (Warner Robins, GA)
Fayette Pavilion III & IV (Fayetteville, GA)	Gateway Market Center (St. Petersburg, FL)
Gateway Plaza (Jacksonville, NC)	Hiram Pavilion (Hiram, GA)
Marketplace at Mill Creek (Buford, GA)	Overlook at King of Prussia (King of Prussia, PA)
Sand Lake Corners (Orlando, FL)	Paradise Place (West Palm Beach, FL)
Stonecrest Marketplace (Lithonia, GA)	Pleasant Hill (Duluth, GA)
Universal Plaza (Lauderhill, FL)	River Ridge (Birmingham, AL)
Venture Pointe (Duluth, GA)	Sarasota Pavilion (Sarasota, FL)
Ward’s Crossing (Lynchburg, VA)	Sycamore Commons (Matthews, NC)
Winslow Bay Commons (Mooresville, NC)	Bartow Marketplace (Cartersville, GA)
Woodstock Square (Woodstock, GA)	Columbiana Station II (Columbia, SC)
Market Place (Ft. Myers, FL)

(2) Encumbers seventeen shopping center properties as follows:
Bellevue Place (Nashville, TN)	Village Crossing (Skokie, IL)
Capital Plaza (Wake Forest, NC)	Birkdale Village Retail & Apts (Huntersville, NC)
Carlisle Commons (Carlisle, PA)	CompUSA Retail Center (Newport News, VA)
Chesterfield Crossings (Richmond, VA)	Douglasville Pavilion (Douglasville, GA)
Commonwealth Center II (Richmond, VA)	Stonebridge Square (Roswell, GA)
Costco Plaza (White Marsh, MD)	Town & Country (Knoxville, TN)
Naugatuck Valley Shopping Center (Waterbury, CT)	Turkey Creek I (Knoxville, TN)
Newnan Pavilion (Newnan, GA)	Walks at Highwood Preserve I (Tampa, FL)
Suwannee Crossroads (Suwannee, GA)

(3) Encumbers twelve shopping center properties as follows:
Westside Centre (Huntsville, AL)	Chatham Crossing (Siler City, NC)
McFarland Plaza (Tuscaloosa, AL)	Southern Pines Marketplace (Southern Pines, NC)
Circuit City Plaza (Orlando, FL)	Alexander Place (Raleigh, NC)
Shoppes at Lake Mary (Lake Mary, FL)	Target Center (Columbia, SC)
Eisenhower Crossing I & II (Macon, GA)	Hillsboro Square (Deerfield Beach, FL)
Southlake Pavilion (Morrow, GA)
Goody’s Shopping Center (Augusta, GA)

(4) Encumbers fifty two shopping center properties as follows:
Countryside (Naples, FL)	Meadowmont Village Center (Chapel Hill, NC)
Shoppes of Golden Acres (New Port Richey, FL)	Clayton Corners (Clayton, NC)
Conway Plaza (Orlando, FL)	Sexton Commons (Fuquay Varina, NC)
Chickasaw Trails Shopping Center (Orlando, FL)	Rosedale Shopping Center (Huntersville, NC)
Flamingo Falls (Pembroke Pines, FL)	Shops at Oliver’s Crossing (Winston-Salem, NC)
Killearn Shopping Center (Tallahassee, FL)	Cofer Crossing (Tucker, GA)
Southwood Plantation (Tallahassee, FL)	Oviedo Park Crossing (Oviedo, FL)
Shoppes of Lithia (Valrico, FL)	Hilltop Plaza (Richmond, CA)
Sharon Greens (Cumming, GA)	Springfield Commons (Toledo, OH)
Hairston Crossing (Decatur, GA)	Derby Square (Grove City, OH)
Shoppes of Ellenwood (Ellenwood, GA)	North Pointe Plaza (Tampa, FL)
Clearwater Crossing (Flowery Branch, GA)	Highland Grove (Highland, IN)
Shoppes at Lake Dow (McDonough, GA)	Apple Blossom Corners (Winchester, VA)
Aberdeen Square (Boynton Beach, FL)	Harundale Plaza (Glen Burnie, MD)
Creekwood Crossing (Bradenton, FL)	Largo Town Center (Upper Marlboro, MD)
Northlake Commons (Palm Beach Gardens, FL)	Fayetteville Pavilion (Fayetteville, NC)
Riverstone Plaza (Canton, GA)	Crossroads Plaza (Philadelphia, PA)
Casselberry Commons (Casselberry, FL)	Village Square at Golf (Boynton Beach, FL)
Bardmoor Shopping Center (Largo, FL)	Lakewood Ranch (Bradenton, FL)
Melbourne Shopping Center (Melbourne, FL)	Crystal Springs Shopping Center (Crystal River, FL)
West Oaks Towne Center (Orlando, FL)	Sheridan Square (Dania, FL)
Skyview Plaza (Orlando, FL)	Shoppes at Paradise Pointe (Fort Walton Beach, FL)
Midway Plaza (Tamarac, FL)	Citrus Hills (Hernando, FL)
Shoppes at New Tampa (Wesley Chapel, FL)	Paraiso Plaza (Hialeah, FL)
Market Square (Douglasville, GA)	Plaza Del Paraiso (Miami, FL)
Riverdale Shops (West Springfield, MA)	River Run (Miramar, FL)
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Notes: (con’t)

(5) The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(6) Encumbers ten shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH
Brentwood, TN	Monaca, PA	Coon Rapids, MN
Merriam, KS	Plant City, FL	Winter Park, FL
Apopka, FL

(7) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(8) Encumbers eight shopping center properties as follows:
Clarence, NY	Fayetteville, AR	Nashville, TN
Cheektowaga, NY	Erie, PA	Ashville, NC
Batavia, NY	Murfreesboro, TN

(9) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)		Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)		Lakepointe Crossing (Lewisville, TX)

(10) Encumbers seven shopping center properties as follows:
Plainville Commons (Plainville, CT)		Shoppers World of Brookfield (Brookfield, WI)
Riverdale Village (Coon Rapids, MN)		Brown Deer Center (Brown Deer, WI)
Brandon Village (Brandon, FL)		Brown Deer Marketplace (Brown Deer, WI)
Brandon Plaza (Brandon, FL)

(11) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)		Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)

(12) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)		McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)		Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)		Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(13) Encumbers two shopping center properties located in California.

(14) Encumbers three shopping center properties as follows:
Centerton Square (Mt. Laurel, NJ)		Beaver Creek Commons (Apex, NC)
Mt. Nebo Pointe (Pittsburgh, PA)

(15) Encumbers five shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(16) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2008

Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of June 30, 2008
(000’s)

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

CONSOLIDATED DEBT
Property Mortgages	$50,809	$142,447	$426,284	$199,991	$112,964	$432,343	$16,593	$26,625	$17,230	$10,559	$81,618	$1,517,463
Construction Loans	31,400	6,480	0	0	0	58,708	0	0	0	0	0	96,588
Public Debt	0	274,867	499,718	499,575	945,555	0	0	199,511	0	0	100,000	2,519,225

Subtotal	82,210	423,794	926,002	699,566	1,058,520	491,050	16,593	226,136	17,230	10,559	181,618	4,133,276
Revolving Credit Facilities & Term Loan (2)	0	0	0	878,005	800,000	0	0	0	0	0	0	1,678,006

Total Consolidated Debt	$82,210	$423,794	$926,002	$1,577,572	$1,858,520	$491,050	$16,593	$226,136	$17,230	$10,559	$181,618	$5,811,282

JOINT VENTURE DEBT
Total JV Debt	$419,554	$330,727	$1,361,765	$428,949	$852,625	$184,047	$159,910	$157,970	$7,369	$1,765,944	$28,870	$5,697,730
DDR’s Proportionate Share	86,084	64,904	323,363	107,593	138,150	25,217	31,729	28,364	1,249	313,267	4,528	1,124,447

Total Consolidated Debt & Proportionate Share JV Debt	$168,293	$488,698	$1,249,365	$1,685,165	$1,996,669	$516,267	$48,321	$254,499	$18,479	$323,825	$186,146	$6,935,729

Notes:

(1)	In situations where the company has options to extend the maturity of a loan, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at June 30, 2008 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million National City Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2008

Investor Information

Research Coverage
Banc of America Securities
Christine McElroy	(212) 847-5658

Citigroup
Michael Bilerman	(212) 816-1383
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(415) 617-4221

Goldman Sachs
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780
Nick Vedder	(949) 640-8780

Hilliard Lyons
Carol Kemple	(502) 588-1142

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Jeff Spector	(212) 713-6144
Lindsay Schroll	(212) 713-3402

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Robert Laquaglia	(617) 603-4280
Corporate Headquarters
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Website: www.ddr.com
Investor Relations
Michelle M. Dawson
Phone: (216) 755-5455
Email: mdawson@ddr.com